GLOBAL X FUNDS

SUPPLEMENT DATED OCTOBER 3, 2012

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MARCH 1, 2012

This Supplement updates certain information contained in the above-dated Prospectus and Summary Prospectus for Global X Funds (“Trust”) regarding Global X FTSE Colombia 20 ETF (“Fund”), a series of the Trust.

Effective immediately, the following paragraph replaces the paragraph under “Principal Investment Strategies” on page 7 of the Prospectus and page 2 of the Summary Prospectus:

The Fund invests its total assets in securities of companies that are listed on the Colombian Stock Exchange as well as cash and cash equivalents. The Fund also invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund’s investment policies described above are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

Effective immediately, the following sentence replaces the first sentence under “Derivative Instruments, Cash or Stocks not included in the Underlying Index” on page 53 of the Prospectus:

Each Fund other than the Global X FTSE Colombia 20 ETF may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Effective immediately, the following sentence is added under “Counterparty Risk” on page 54 of the Prospectus:

Counterparty Risk applies to each Fund except the Global X FTSE Colombia 20 ETF.

Effective immediately, the following sentence is added under “Derivatives Risk” on page 55 of the Prospectus:

Derivatives Risk applies to each Fund except the Global X FTSE Colombia 20 ETF.

Effective immediately, the following sentence replaces the first sentence under “Leverage Risk” on page 58 of the Prospectus:

Each Fund may (i) invest up to 20% of its assets in certain futures, options and swap contracts (other than the Global X FTSE Colombia 20 ETF), and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE